Exhibit 99.1

             NMS Communications Announces Financial Results for the
                       Second Quarter Ended June 30, 2007

     FRAMINGHAM, Mass.--(BUSINESS WIRE)--July 25, 2007--NMS Communications Corp. (NASDAQ: NMSS), a leading provider of applications and platforms for value-added services, today announced financial results for the second quarter ended June 30, 2007.

     Total revenues for the second quarter of 2007 were $21.4 million compared to $26.4 million for the corresponding quarter in 2006 and $19.0 million for the first quarter of 2007. GAAP net loss for the second quarter was $(3.1) million, or $(0.07) per share, compared to a GAAP net loss of $(2.6) million, or $(0.05) per share, for the second quarter of 2006 and a GAAP net loss of $(5.1) million, or $(0.12) per share, for the first quarter of 2007. Non-GAAP net loss was $(1.5) million, or $(0.03) per share, for the second quarter of 2007 compared to a non-GAAP net loss of $(0.8) million, or $(0.02) per share, in the second quarter of 2006 and a non-GAAP net loss of $(3.4) million, or $(0.08) per share, for the first quarter of 2007. The non-GAAP net loss for the second quarter of 2007 excludes $1.6 million in non-cash charges, comprised of $1.3 million of stock-based compensation expense and $0.3 million of amortization of acquired intangible assets.

     Total revenues for the first six months of 2007 were $40.4 million compared to $57.1 million for the first six months of 2006. GAAP net loss for the first six months of 2007 was $(8.2) million, or $(0.19) per share, compared to a GAAP net loss of $(0.9) million, or $(0.02) per share, for the first six months of 2006. Non-GAAP net loss was $(4.9) million, or $(0.11) per share, for the first six months of 2007, compared to non-GAAP net income of $1.7 million, or $0.03 per share, for the first six months of 2006, on a fully-diluted basis. The non-GAAP net loss for the first six months of 2007 excludes $3.3 million in non-cash charges, comprised of $2.7 million of stock-based compensation expense and $0.6 million of amortization of acquired intangible assets.

     The cash, cash equivalents and marketable securities balances totaled $30.4 million on June 30, 2007, compared to $30.2 million on March 30, 2007 and $32.3 on December 31, 2006.

     Business Perspective

     "Compared to the first quarter, our overall performance improved in the second quarter, based on strong revenue gains in Mobile Applications, improved gross margins and continued tight spending controls.

     Our Mobile Applications business continues to strengthen. During the quarter we closed our first managed services deal and we believe have a strong pipeline of business, comprised of additional managed service deals, expansion of existing deployments in high-growth regions like India and Africa, and new business around the world," said Bob Schechter, NMS Communications' chairman and CEO.

     "MyCaller(TM) continues to be the market leader in the growing market for ringback services. We continue to see growth in subscriber adoption, with substantial potential subscriber penetration remaining. Industry analysts are forecasting strong growth in this category during the next few years. This growth and the trend to managed services represent key elements that we expect to leverage as we bring new applications and services to market," Schechter continued.

     "Our Technology products delivered solid gross margins during the quarter. Overall revenues were essentially flat with the first quarter; we had good revenue gains in Asia, offset by softness in both the Americas and Europe. We expect modest growth overall for Technology products during the second half of this year and we continue to see a solid pipeline of new design activity for interesting video, mobile TV and other wireless and converged network applications."

     "Network Infrastructure's AccessGate(TM) revenues for the quarter were below those of the previous quarter. Delays in the timing of receipt of purchase orders were the key factor impacting these results, but we believe the pipeline of opportunities for AccessGate continues to grow," Schechter said.

     "In summary, we remain firmly committed to and focused on our areas of strategic growth. We recently restructured the Technology and Mobile Applications business segment into two separate operating business segments - Communications Platforms and Mobile Applications - in order to better serve our customers in those distinct markets. We continued to win business across our product lines, and made substantial progress toward achieving profitability," Schechter concluded.

     Guidance

     We expect to operate at about break-even on a non-GAAP basis in the second half of 2007 based on moderate growth in revenues and continued tight expense controls. We expect Q3 revenue growth to be dampened somewhat by seasonal softness in Europe and the potential for unevenness in the quarterly performance of our Mobile Applications business. Our current outlook on Q4 is that it will be sequentially stronger than Q3.

     NMS Conference Call Web Cast

     NMS Communications issues web casts for its conference calls to assure the broad dissemination of information in real time. The Second Quarter 2007 conference call, which is scheduled for 5:00 p.m. ET today, July 25, 2007, will be available live via the Internet by accessing the NMS web site at http://www.nmscommunications.com under the Investor Relations section. Please go to the web site at least fifteen minutes prior to the call to register, download and install any necessary audio software. The webcast is also being distributed using CCBN's Investor Distribution Network to both institutional investors at StreetEvents (www.streetevents.com) and individual investors at www.companyboardroom.com.

     A replay will be available on the website at http://ir.nmscommunications.com/events.cfm, or you may listen to the replay by calling 719-457-0820 and entering the pass code 8347321. The replay will be available from 8:00 p.m. ET, Wednesday, July 25, 2007 until 11:59 p.m., Wednesday, August 1, 2007.

     About NMS Communications

     NMS Communications (NASDAQ:NMSS) is a leading provider of applications, platforms and technologies that make possible the rapid creation and deployment of a broad range of value-added services, from voice mail to IVR to ringback and mobile TV. Visit www.nmscommunications.com for more information

     Statements in this document expressing the beliefs and expectations of management regarding future performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements about our expected future financial and operating performance and demand for and performance of our products and growth opportunities. These statements are based on management's expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, uncertainty in communications spending, the implementation of the Company's strategic repositioning and market acceptance of the Company's new solutions strategy, quarterly fluctuations in financial results, the Company's ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from the Company's contract manufacturer and product component vendors and other risks. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2006. In addition, while management may elect to update forward-looking statements at some point in the future, management specifically disclaims any obligation to do so, even if its estimates change. Any reference to our website in this press release is not intended to incorporate the contents thereof into this press release or any other public announcement.

     Use of Non-GAAP Financial Measures

     In addition to reporting its financial results in accordance with generally accepted accounting principles, or GAAP, the Company has also provided in this release non-GAAP net income and non-GAAP earnings (loss) per share figures, which are non-GAAP financial measures adjusted to exclude certain non-cash and other specified expenses. The Company believes that these non-GAAP financial measures are useful to help investors better understand and assess the Company's past financial performance and prospects for the future and facilitates comparisons with the performance of others in our industry. Management uses these non-GAAP financial measures when evaluating the Company's financial results, as well as for internal planning and forecasting purposes. Specifically, in addition to the reasons stated above, the Company has excluded stock-based compensation from its non-GAAP financial measures because the accounting treatment for stock-based compensation has changed with the adoption of SFAS 123R. Therefore, management believes that excluding stock-based compensation from its non-GAAP financial measures is useful in order to offer consistent information that is comparable to previous information that the Company has publicly disclosed with respect to prior periods for which stock-based compensation was not expensed in accordance with the accounting rules applicable to such periods. Additionally, the Company has excluded the effects of amortization of acquired intangible assets from its non-GAAP financial measures because, in the period prior to the recent Openera acquisition, it did not incur amortization expense of this nature, and the exclusion of this amount helps investors compare operating expenses with prior periods. The non-GAAP financial measures disclosed by the Company, however, should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.

     NMS Communications, MyCaller and AccessGate are trademarks of NMS Communications Corporation. All other brand or product names may be trademarks or registered trademarks of their respective holders.


                       NMS COMMUNICATIONS CORP.
                Consolidated Statements of Operations
                  (In $000's except per share data)
                             (Unaudited)

                                    For the Three      For the Six
                                     Months Ended       Months Ended
                                   ----------------  -----------------
                                       June 30,          June 30,
                                   ----------------  -----------------

                                    ------   ------   ------   -------
                                     2007     2006     2007     2006
                                    ------   ------   ------   -------

                                    ------   ------   ------   -------
Revenues                           $21,389  $26,440  $40,391  $57,138
                                    ------   ------   ------   -------

                                    ------   ------   ------   -------
Cost of revenues                     8,368    9,335   16,129   19,176
                                    ------   ------   ------   -------

                                    ------   ------   ------   -------
Gross profit                        13,021   17,105   24,262   37,962
                                    ------   ------   ------   -------
                                        61%      65%      60%      66%
                                    ------   ------   ------   -------
Operating expenses:
                                    ------   ------   ------   -------
   Selling, general and
    administrative                  10,839   13,114   21,917   25,946
                                    ------   ------   ------   -------
   Research and development          5,386    6,799   10,906   13,359
                                    ------   ------   ------   -------
        Total operating expenses    16,225   19,913   32,823   39,305
                                    ------   ------   ------   -------

                                    ------   ------   ------   -------
Operating income (loss)             (3,204)  (2,808)  (8,561)  (1,343)
                                    ------   ------   ------   -------

                                    ------   ------   ------   -------
Other income (expense), net            144      313      410      583
                                    ------   ------   ------   -------

                                    ------   ------   ------   -------
Income (loss) before income
 taxes                              (3,060)  (2,495)  (8,151)    (760)
                                    ------   ------   ------   -------

                                   -------   ------   ------   -------
   Income tax expense (benefit)         (5)     130       22      181
                                   -------   ------   ------   -------

                                   -------   ------   ------   -------
Net income (loss)                  $(3,055) $(2,625) $(8,173) $  (941)
                                   =======   ======   ======   =======

                                   -------   ------   ------   -------

                                   -------   ------   ------   -------
  Basic earnings (loss) per
   common share                    $ (0.07) $ (0.05) $ (0.19) $ (0.02)
                                   =======   ======   ======   =======

                                   -------   ------   ------   -------
  Weighted average basic shares
   outstanding                      44,084   50,027   43,674   49,633
                                   =======   ======   ======   =======

                                   -------   ------   ------   -------
  Fully diluted earnings (loss)
   per common share                $ (0.07) $ (0.05) $ (0.19) $ (0.02)
                                   =======   ======   ======   =======

                                   -------   ------   ------   -------
  Weighted average fully diluted
   shares outstanding               44,084   50,027   43,674   49,633
                                   =======   ======   ======   =======


                       NMS COMMUNICATIONS CORP.
                 Condensed Consolidated Balance Sheet
                              (In $000)
                             (Unaudited)

                                                       June   December
                                                        30,      31,
                                                      ------- --------
                                                       2007     2006
                                                      ------- --------
ASSETS
Current assets:
     Cash and cash equivalents                        $28,752  $25,176
                                                      ------- --------
     Marketable securities                              1,627    7,082
                                                      ------- --------
     Accounts receivable, net of allowance for
      uncollectable
                                                      ------- --------
        accounts of $809 and $829, respectively        10,099   13,270
                                                      ------- --------
     Inventories                                        3,552    3,649
                                                      ------- --------
     Prepaid expenses and other assets                  2,878    3,100
                                                      ------- --------
         Total current assets                          46,908   52,277
                                                      ------- --------

                                                      ------- --------
Property and equipment, net of accumulated
 depreciation and
amortization of $37,302 and $36,423, respectively       6,836    6,625
                                                      ------- --------
Goodwill                                                5,441    5,469
                                                      ------- --------
Other intangible assets, net                            3,198    3,782
                                                      ------- --------
Other assets                                            1,230    1,177
                                                      ------- --------
Total assets                                          $63,613  $69,330
                                                      ======= ========

                                                      ------- --------
LIABILITIES AND STOCKHOLDERS' EQUITY
                                                      ------- --------
Current Liabilities:
                                                      ------- --------
     Accounts payable                                 $ 4,334  $ 3,849
                                                      ------- --------
     Accrued expenses and other liabilities             6,376    5,952
                                                      ----------------
     Accrued restructuring                              1,129    2,228
                                                      ----------------
     Deferred revenue                                   4,365    4,431
                                                      ------- --------
         Total current liabilities                     16,204   16,460
                                                      ------- --------
Accrued restructuring                                   1,958    2,104
                                                      ------- --------
Accrued warranty expense                                  115      122
                                                      ------- --------
Total liabilities                                      18,277   18,686
                                                      ------- --------
Stockholders' equity                                   45,336   50,644
                                                      ------- --------
Total liabilities and stockholders' equity            $63,613  $69,330
                                                      ======= ========


                       NMS COMMUNICATIONS CORP.
  Reconciliation of GAAP Statement of Operations to Non-GAAP Results
                  (In $000's except per share data)
                             (Unaudited)

                      For the Three Months Ended
                               June 30,
----------------------------------------------------------------------

                                            2007
                         ------------------------------------------
                           GAAP         (a)Adjustments     Non-GAAP(b)
                          Results           to GAAP        Results
                                             Results
                                 ------    -----------     --------

                                 ------    -----------     --------
Revenues                        $21,389                    $21,389
                                 ------    -----------     --------

                                 ------    -----------     --------
Cost of revenues                  8,368          (308)(c,d)  8,060
                                 ------    -----------     --------

                                 ------    -----------     --------
Gross profit                     13,021           308       13,329
                                 ------    -----------     --------
                                     61%                        62%
                                 ------    -----------     --------
Operating expenses:
                                 ------    -----------     --------
   Selling, general and                               (c,d)
    administrative               10,839        (1,158)       9,681
                                 ------    -----------     --------
   Research and                                       (c)
    development                   5,386          (127)       5,259
                                 ------    -----------     --------
        Total operating
         expenses                16,225        (1,285)      14,940
                                 ------    -----------     --------

                                 ------    -----------     --------
Operating income (loss)          (3,204)        1,593       (1,611)
                                 ------    -----------     --------

                                 ------    -----------     --------
Other income (expense),
 net                                144                        144
                                 ------    -----------     --------

                                 ------    -----------     --------
Income (loss) before
 income taxes                    (3,060)        1,593       (1,467)
                                 ------    -----------     --------

                                 ------    -----------     --------
   Income tax expense
    (benefit)                        (5)                        (5)
                                 ------    -----------     --------

                                 ------    -----------     --------
Net income (loss)               $(3,055)      $ 1,593      $(1,462)
                                 ======    ===========     ========

                                 -------   -----------     --------

                                 -------                   --------
  Basic earnings (loss)
   per common share             $ (0.07)                   $ (0.03)
                                 =======                   ========

                                 -------                   --------
  Weighted average
   basic shares
   outstanding                   44,084                     44,084
                                 =======                   ========

                                 -------                   --------
  Fully diluted
   earnings (loss) per
   common share                 $ (0.07)                   $ (0.03)
                                 =======                   ========

                                 -------                   --------
  Weighted average
   fully diluted shares
   outstanding                   44,084                     44,084
                                 =======                   ========



                                              2006
                          --------------------------------------------
                           GAAP         (a)Adjustments     Non-GAAP(b)
                          Results           to GAAP        Results
                                             Results
                                 -------   -----------     --------

                                 -------   -----------     --------
Revenues                        $26,440                    $26,440
                                 -------   -----------     --------

                                 -------   -----------     --------
Cost of revenues                  9,335          (365)(c,d)  8,970
                                 -------   -----------     --------

                                 -------   -----------     --------
Gross profit                     17,105           365       17,470
                                 -------   -----------     --------
                                     65%                        66%
                                 -------   -----------     --------
Operating expenses:
                                 -------   -----------     --------
   Selling, general and                               (c,d)
    administrative               13,114        (1,320)      11,794
                                 -------   -----------     --------
   Research and                                       (c)
    development                   6,799           (96)       6,703
                                 -------   -----------     --------
        Total operating
         expenses                19,913        (1,416)      18,497
                                 -------   -----------     --------

                                 -------   -----------     --------
Operating income (loss)          (2,808)        1,781       (1,027)
                                 -------   -----------     --------

                                 -------   -----------     --------
Other income (expense),
 net                                313                        313
                                 -------   -----------     --------

                                 -------   -----------     --------
Income (loss) before
 income taxes                    (2,495)        1,781         (714)
                                 -------   -----------     --------

                                 -------   -----------     --------
   Income tax expense
    (benefit)                       130                        130
                                 -------   -----------     --------

                                 -------   -----------     --------
Net income (loss)               $(2,625)      $ 1,781      $  (844)
                                 =======   ===========     ========

                                 -------   -----------     --------

                                 ----------                --------
  Basic earnings (loss)
   per common share             $ (0.05)                   $ (0.02)
                                 =======                   ========

                                 ----------                --------
  Weighted average basic
   shares outstanding            50,027                     50,027
                                 =======                   ========

                                 ----------                --------
  Fully diluted earnings
   (loss) per common share      $ (0.05)                   $ (0.02)
                                 =======                   ========

                                 ----------                --------
  Weighted average fully
   diluted shares
   outstanding                   50,027                     50,027
                                 =======                   ========



(a)The Unaudited Consolidated Statement of Operations, prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP").
(b)The Unaudited Consolidated Statement of Operations, presented on a basis other than GAAP, is intended to enhance the reader's understanding of the Company's results from operations.
(c)Stock-based compensation expense
(d)Amortization of identified intangible assets


                       NMS COMMUNICATIONS CORP.
  Reconciliation of GAAP Statement of Operations to Non-GAAP Results
                  (In $000's except per share data)
                             (Unaudited)

                       For the Six Months Ended
                               June 30,
----------------------------------------------------------------------

                                               2007
                                -----------------------------------
                                  GAAP  (a)Adjustments     Non-GAAP(b)

                                Results     to GAAP        Results
                                             Results
                                --------   -----------     --------

                                --------   -----------     --------
Revenues                         $40,391                    $40,391
                                --------   -----------     --------

                                --------   -----------     --------
Cost of revenues                  16,129         (617)(c,d)  15,512
                                --------   -----------     --------

                                --------   -----------     --------
Gross profit                      24,262           617       24,879
                                --------   -----------     --------
                                     60%                        62%
                                --------   -----------     --------
Operating expenses:
                                --------   -----------     --------
   Selling, general and                               (c,d)
    administrative                21,917       (2,386)       19,531
                                --------   -----------     --------
   Research and development       10,906         (261)(c)    10,645
                                --------   -----------     --------
        Total operating
         expenses                 32,823       (2,647)       30,176
                                --------   -----------     --------

                                --------   -----------     --------
Operating income (loss)          (8,561)         3,264      (5,297)
                                --------   -----------     --------

                                --------   -----------     --------
Other income (expense), net          410                        410
                                --------   -----------     --------

                                --------   -----------     --------
Income (loss) before income
 taxes                           (8,151)         3,264      (4,887)
                                --------   -----------     --------

                                --------   -----------     --------
   Income tax expense                 22                         22
                                --------   -----------     --------

                                --------   -----------     --------
Net income (loss)               $(8,173)        $3,264     $(4,909)
                                ========   ===========     ========

                                --------   -----------     --------

                                --------                   --------
  Basic earnings (loss) per
   common share                  $(0.19)                    $(0.11)
                                ========                   ========

                                --------                   --------
  Weighted average basic shares
   outstanding                    43,674                     43,674
                                ========                   ========

                                --------                   --------
  Fully diluted earnings (loss)
   per common share              $(0.19)                    $(0.11)
                                ========                   ========

                                --------                   --------
  Weighted average fully diluted
   shares outstanding             43,674                     43,674
                                ========                   ========



                                                  2006
                                  ------------------------------------
                                   GAAP  (a)Adjustments      Non-  (b)
                                                              GAAP
                                  Results    to GAAP        Results
                                              Results
                                  -------   -----------     -------

                                  -------   -----------     -------
Revenues                          $57,138                   $57,138
                                  -------   -----------     -------

                                  -------   -----------     -------
Cost of revenues                   19,176         (497)(c,d) 18,679
                                  -------   -----------     -------

                                  -------   -----------     -------
Gross profit                       37,962           497      38,459
                                  -------   -----------     -------
                                      66%                       67%
                                  -------   -----------     -------
Operating expenses:
                                  -------   -----------     -------
   Selling, general and                                (c,d)
    administrative                 25,946       (2,032)      23,914
                                  -------   -----------     -------
   Research and development        13,359         (160)(c)   13,199
                                  -------   -----------     -------
        Total operating expenses   39,305       (2,192)      37,113
                                  -------   -----------     -------

                                  -------   -----------     -------
Operating income (loss)           (1,343)         2,689       1,346
                                  -------   -----------     -------

                                  -------   -----------     -------
Other income (expense), net           583                       583
                                  -------   -----------     -------

                                  -------   -----------     -------
Income (loss) before income taxes   (760)         2,689       1,929
                                  -------   -----------     -------

                                  -------   -----------     -------
   Income tax expense                 181                       181
                                  -------   -----------     -------

                                  -------   -----------     -------
Net income (loss)                  $(941)        $2,689      $1,748
                                  =======   ===========     =======

                                  -------   -----------     -------

                                  -------                   -------
  Basic earnings (loss) per
   common share                   $(0.02)                     $0.04
                                  =======                   =======

                                  -------                   -------
  Weighted average basic shares
   outstanding                     49,633                    49,633
                                  =======                   =======

                                  -------                   -------
  Fully diluted earnings (loss)
   per common share               $(0.02)                     $0.03
                                  =======                   =======

                                  -------                   -------
  Weighted average fully diluted
   shares outstanding              49,633                    50,454
                                  =======                   =======



(a)The Unaudited Consolidated Statement of Operations, prepared in accordance with accounting principles generally accepted in the
United States of America ("GAAP").
(b)The Unaudited Consolidated Statement of Operations, presented on a basis other than GAAP, is intended to enhance the reader's understanding of the Company's results from operations.
(c)Stock-based compensation expense
(d)Amortization of identified intangible assets


     CONTACT: NMS Communications
              For media and industry analysts:
              Pam Kukla, 508-271-1611
              Pam_Kukla@nmss.com
              or
              For financial analysts:
              Herb Shumway, 508-271-1481
              CFO
              Herb_Shumway@nmss.com